SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                           Xechem International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

          Ron Romanowski, Xechem International, Inc. 100 Jersey Ave.,
               Bldg B Suite 310, New Brunswick, New Jersey 08901
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                           XECHEM INTERNATIONAL, INC.
                          100 JERSEY AVENUE, BUILDING B
                                    SUITE 310
                      NEW BRUNSWICK, NEW JERSEY 08901-3279
                                 (732) 247-3300

================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

================================================================================

To the Common and Class A Preferred Stockholders of Xechem International, Inc.:

     Notice is hereby given that the annual meeting of stockholders (the "Meeting" or the "Annual Meeting") of Xechem International, Inc., a Delaware corporation (the "Corporation"), will be convened at the Corporation's headquarters, 100 Jersey Ave., Building B, Suite 310, New Brunswick, New Jersey, on July 9, 2001, at 10:00 a.m. Eastern Daylight Savings Time (the "Meeting Date"). All holders of Common Stock, par value $.00001 per share, and Class A Preferred Stock, par value $.00001 per share, of the Corporation (the "Stockholders") are entitled to attend the Meeting. The Annual Meeting will be held for the following purposes:

     (1) To elect two directors to hold office until the next annual meeting of stockholders or otherwise as provided in the Corporation's By-Laws; and

     (2) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     Only Stockholders of record at the close of business on May 21, 2001 are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at the Corporation's office for at least ten days prior to the Meeting.

                                        By order of the Board of Directors:

                                        Ramesh C. Pandey, Ph.D.
                                        President and Chief Executive Officer

================================================================================

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF STOCKHOLDERS OF
                           XECHEM INTERNATIONAL, INC.
                                  JULY 9, 2001

================================================================================

     This proxy statement (the "Proxy Statement") is furnished to the holders (the "Stockholders") of shares of Common Stock (the "Common Stock"), par value $.00001 per share, and Class A Preferred Stock (the "Class A Preferred Stock") (together, the Common Stock and Class A Preferred Stock are referred to as the "Shares"), par value $.00001 per share, of Xechem International, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Corporation's board of directors (the "Board") for use at the annual meeting of Stockholders (the "Meeting" or the "Annual Meeting"). The Corporation's By-Laws (the "By-Laws") require the directors to call and hold an annual meeting of stockholders each year. The Annual Meeting will be convened on July 9, 2001, at approximately 10:00 a.m. Eastern Daylight Savings Time, and any adjournment or postponement thereof. Copies of this Proxy Statement, and the enclosed form of proxy, were first sent or given to Stockholders on or about May 29, 2001. Stockholders who wish to attend the Meeting should contact the Corporation at (732) 247-3300 so that arrangements can be made.

     The Corporation will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Corporation's directors, officers or employees. None of these individuals will be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements will also be made with brokerage houses, banks or other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Shares held of record by those persons and the Corporation may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

     Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. Shares not represented by properly executed proxies will not be voted. If a Stockholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Corporation before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy; or (iii) attending the Annual Meeting and voting the Shares in person.

     The close of business on May 21, 2001 has been fixed as the date for determining those Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Corporation had 345,787,279 shares of Common Stock and 2,500 shares of Class A Preferred Stock outstanding. The Corporation has also authorized Class B 8% Preferred Stock, par value $.00001 per share (the "Class B Preferred Stock"). Presently, there is no outstanding Class B Preferred Stock. The Common Stock and Class A Preferred
Stock entitle the holders thereof to one and 1,000 votes per share, respectively, at the Annual Meeting. Only Stockholders of record as of the Record Date will be entitled to vote at the

Annual Meeting. The presence of a majority of the total amount of votes allocable to outstanding shares of Common Stock and Class A Preferred Stock, represented in person or by proxy at the Annual Meeting, will constitute a quorum. If a quorum is present and any votes are cast in favor of the nominees, they will be elected directors of the Corporation. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. All other matters to be voted on will be decided by the affirmative vote of a majority of the Shares present or represented at the Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote and Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the total voting stock (including the Common Stock and the Class A Preferred Stock) as of May 14, 2001 by: (i) each Stockholder known by the Corporation to beneficially own in excess of 5% of the outstanding shares of Common Stock and Class A Preferred Stock; (ii) each director and director nominee; and (iii) all directors, director nominees and executive officers, as a group. All of the outstanding Class A Preferred Stock is owned by Dr. Ramesh C. Pandey. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons.

                                                                  CLASS A PREFERRED
                                         COMMON STOCK                   STOCK
                                  ---------------------------------------------------------------------
                                                                                            PERCENT OF
                                   NUMBER OF       PERCENT       NUMBER OF   PERCENT       VOTING STOCK
NAME AND ADDRESS                    SHARES         OF CLASS        SHARES    OF CLASS       (1)(10)(11)
-------------------------------------------------------------------------------------------------------
The Edward A. Blech Trust (2)     60,000,000         17.3%              0         --            17.2%
-------------------------------------------------------------------------------------------------------
David Blech (3)                   60,000,000(4)      17.3%              0         --            17.2%
-------------------------------------------------------------------------------------------------------
Jai Gupta (5)                     60,000,000         17.3%              0         --            17.2%
-------------------------------------------------------------------------------------------------------
Stephen Burg (6)                   1,500,000(7)       0.4%              0         --             0.4%
-------------------------------------------------------------------------------------------------------
Dr. Ramesh C. Pandey (8)          64,923,663(9)      19.1%          2,500        100%           19.3%
-------------------------------------------------------------------------------------------------------
All directors and                           (9)      19.5%          2,500        100%           19.7%
executive officers as a
group ....  (2 persons)
-------------------------------------------------------------------------------------------------------

(1) Gives effect to the voting rights of 2,500 shares of Class A Voting Preferred Stock, all of which are owned by Dr. Pandey and which entitle him to cast 1,000 votes per share on all matters as to which shareholders are entitled to vote.

(2) The address of The Edward A. Blech Trust is 418 Avenue I, Brooklyn, New York 11230.

(3) The address of Mr. Blech is 445 West 23rd Street, Apt. 16E, New York, New York 10011

(4)  Includes shares owned by the Trust.

(5)  The  address of Jai Gupta is 3750  Centerview  Drive,  Chantilly,  Virginia
     20151.

(6) The address of Stephen Burg is 3257 Winged Foot Drive, Fairfield, California 94533.

(7) Does not include 1,024,700 shares subject to the options, which presently are not exercisable, and will not be exercisable, within 60 days of May 14, 2001; however, includes 500,000 shares subject to options which are presently exercisable.

(8) The address of Dr. Pandey is c/o Xechem International, Inc., 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

(9) Does not include 1,707,000 shares subject to certain options owned by Dr. Pandey, which presently are not exercisable, and will not be exercisable, within 60 days from May 14, 2001; however, does include 500,000 shares subject to presently exercisable options.

(10) During 1999, Blech, his wife and the trustee of the Edward A. Blech Trust granted to Dr. Pandey an irrevocable proxy to vote all of the shares under their control.

(11) During 2000, Mr. Gupta granted to Dr. Pandey an irrevocable proxy to vote all of the shares under his control.

                    MATTERS TO BE CONSIDERED BY STOCKHOLDERS

1.   ELECTION OF DIRECTORS

     Two individuals will be elected at the Annual Meeting to serve as directors of the Corporation until the next annual meeting of stockholders or otherwise as provided in the By-Laws. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees for directors with respect to all proxies received by the Corporation. If any of the nominees should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The board of directors have no reason to believe that the nominees named will be unable to serve, if elected.

     The nominees for director are as follows:

     Ramesh C. Pandey, Ph.D., age 62, is the founder of the Corporation. He has been Chief Executive Officer and President and a director of the Corporation's subsidiary, Xechem, Inc. (the "Subsidiary"), since its formation in 1990 and the Chief Executive Officer, President, and Chairman of the Board of Directors of the Corporation since its formation in February 1994. From 1984 to March 1990,
Dr. Pandey was the President and Chief Scientist of the Corporation's predecessor, Xechem Inc., formerly a subsidiary of Fujisawa/LyphoMed, Inc. Dr. Pandey served as a visiting Professor at the Waksman Institute of Microbiology at Rutgers University from 1984 to 1986. Dr. Pandey has also served as scientist, consultant, and research associate for several universities and private laboratories. Dr. Pandey has published numerous articles in professional publications, such as the Journal of Antibiotics, the Journal of the American Chemical Society and the Journal of Industrial Microbiology. Dr. Pandey is a member of the editorial board of the Journal of Antibiotics and of several professional societies.

     Stephen F. Burg, age 63, has been a director of the Corporation since 1996. Since 1986 he has been chief executive officer of El Dorado Investments, which offers corporate growth strategies for public and private companies, nationally and internationally. From 1978 to 1986, Mr. Burg was Vice President- Corporate Acquisitions for Evans Products Company and from 1973 to 1978 was Corporate Director- Acquisitions and Human Services for Jack August Enterprises. Mr. Burg serves as a consultant to various businesses.

     The Corporation's By-Laws do not require that the directors meet any specific number of times during the year. Such meetings may be held either in person or by telephonic conference. The Board met three times during the year ended December 31, 2000.

     The Board has an audit committee presently consisting of Mr. Burg which was formed on May 26, 1995. The audit committee reviews with the Corporation's independent public accountants the scope and timing of their audit services and any other services they are asked to perform, the accountants' report on the Corporation's financial statements following completion of their audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. In addition, the audit committee makes annual recommendations to the Board for the appointment of independent accountants for the ensuing year.

     The audit committee met two times during the year ended December 31, 2000.

     The Board has a stock option committee presently consisting of Mr. Burg which was formed on May 26, 1995. The stock option committee administers the Xechem International, Inc. Amended and Restated Stock Option Plan (the "Plan") and reviews and recommends to the Board stock options to be granted.

     The stock option committee did not meet during the year ended December 31, 2000.

     I, the sole member of the audit Committee of WRP Corporation, represent the following:

     1) The Audit Committee has reviewed and discussed the Corporation's audited financial statements with management of the Corporation;

     2) The Audit Committee has discussed with Grant Thornton LLP, the Corporation's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61, as may be modified or supplemented;

     3) The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Grant Thornton LLP its independence and;

     4) Based on the review and discussions referred to above, the Audit Committee recommend to the Board of Directors that the audited financial statements be included in the Company's Transition Report on Form10-K for the twelve months ended December 31, 2000.

          Stephen Burg

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix to this Proxy Statement. The sole member of the Audit Committee is independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market.

     The Board has a compensation committee presently consisting of Mr. Burg which was formed on May 26, 1995. The compensation committee reviews and recommends to the Board the compensation and benefits of all officers of the Corporation and reviews general policy matters relating to compensation and benefits of employees of the Corporation.

     Since Dr. Pandey's salary is fixed by contract and he is the Corporation's only executive officer, the Compensation Committee did not meet during the year ended December 31, 2000.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Corporation with the U.S. Securities and Exchange Commission (the "SEC"). The SEC requires officers, directors and greater than ten percent stockholders to furnish the Corporation with copies of all these forms filed with the SEC.

     To the Corporation's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Corporation believes that its officers, director, and greater than ten percent beneficial owners have complied with all filing requirements, with the exception of Jai Gupta who was late in filing one Form 3 and one Form 4.

     The two nominees receiving the highest vote totals will be elected directors of the Corporation. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates Dr. Pandey and Mr. Burg for election as directors of the Corporation by the Stockholders at the Annual Meeting to serve until the next annual meeting of stockholders or as otherwise provided in the By-Laws.

     The two nominees receiving the highest vote totals will be elected directors of the Corporation. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.   DIRECTOR COMPENSATION

     Directors serve without compensation for such services.

B.   EXECUTIVE COMPENSATION

     Set forth below is information concerning the compensation 1998, 1999 and 2000 for the Corporation's President and Chief Executive Officer, who is the only executive officer of the Corporation whose compensation exceeded $100,000 during such years:

                                                                                  LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION                  --------------------------------------         ALL OTHER
                                                                                                                       COMPENSATION
                                                                                 AWARDS                PAYOUTS
                       ----------------------------------------------    ------------------------     ---------
                                                                                       SECURITIES     LONG TERM
                                                            OTHER        RESTRICTED      UNDER-       INCENTIVE
                       YEAR     SALARY        BONUS         ANNUAL         STOCK         LYING          PLAN
                                                         COMPENSATION      AWARDS       OPTIONS        PAYOUTS
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Ramesh Pandey      1998    $136,233         0           $7,340            0             0              0                0
                       1999    $140,000         0           $1,249        $1,563,000        0              0                0
                       2000    $140,000         0             $688            0             0              0                0
===================================================================================================================================

Employment Agreements.
---------------------

     Ramesh C. Pandey is employed pursuant to an agreement which provides for a base salary of $140,000 per year, subject to an annual increase in proportion to the increase in the consumer price index, such bonuses as a majority of the disinterested members of the Board of Directors may determine, and a royalty of 2 1/2% of the Corporation's net profits before taxes with respect to any products developed by the Corporation or its affiliates during the term of the agreement. The royalty will be payable to Dr. Pandey or his estate so long as the Corporation continues to sell such products, notwithstanding any termination of the agreement. The agreement provides for a ten year term, but permits either party to terminate the agreement after five years; if the Corporation terminates the agreement, Dr. Pandey will be entitled to receive severance equal to his compensation for the two years prior to termination. Dr. Pandey has agreed not to engage in certain business activities (generally similar to those currently engaged in by the Corporation) for six months

(four months, in certain cases) after the termination of his employment with the Corporation. If there is a change in the beneficial ownership of 20% or more of Xechem's capital stock, Dr. Pandey may, at any time within one year after such event, terminate the agreement, in which event his noncompete and confidentiality agreement terminate and all indebtedness of the Corporation to Dr. Pandey shall accelerate. Dr. Pandey has agreed and approved the transactions contemplated by the Blech Purchase Agreement (see "Certain Relationships and Related Transactions") and, accordingly, such transactions do not and will not result in a "Change of Control" as defined in the Employment Agreement. In 1998, Dr. Pandey's salary was reduced by 50% and the reduction has been accrued each year since.

STOCK PLAN

     Effective December 1993, the Corporation's sole stockholder approved the Share Option Plan (the "Plan"), which the Corporation has assumed, providing for the issuance to employees, consultants, and directors of options to purchase up to 25,000,000 shares of Common Stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") and non-qualified stock options.

     The Plan is administered by a Stock Option Committee established in May 1995 comprised of two members of the Board of Directors which has the power to determine eligibility to receive options and the terms of any options granted, including the exercise or purchase price, the number of shares subject to the options, the vesting schedule, and the exercise period. The exercise price of all ISOs granted under the Plan must be at least equal to the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of the Corporation's outstanding capital stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum exercise period of the ISO must not exceed five years. The exercise period of any other options granted under the Plan may not exceed 11 years (10 years in the case of ISOs).

     The Plan will terminate in December 2003, ten years after the date it was first approved by the Corporation's stockholders, though awards made prior to termination may expire after that date, depending on when granted. As of May 14, 2001, the Corporation has granted options under the Plan to purchase 13,429,500 shares of Common Stock.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on option exercises during the year ended December 31, 2000 by the Corporation's present directors and the value of such party's unexercised options as of December 31, 2000:

                                                            Number of Securities                Value of Unexercised
                                                           Underlying Unexercised               In-the-Money Options
                                                             Options at 12/31/00                  at 12/31/00 (1)
                             Shares                     ------------------------------    ------------------------------
                            Acquired        Value
                               on         Realized      Exercisable      Unexercisable    Exercisable      Unexercisable
          Name            Exercise (#)       ($)
------------------------------------------------------------------------------------------------------------------------
Dr. Ramesh C. Pandey            0             0           500,000          1,707,000        $14,000           $29,859
------------------------------------------------------------------------------------------------------------------------
Stephen Burg                 40,300        $19,747        500,000          1,024,700        $14,000            $3,692
------------------------------------------------------------------------------------------------------------------------

(1) Represents the excess, if any, of the closing price of the Common Stock as quoted on the OTC Bulletin Board on December 31, 2000 ($.038) over the exercise price of the options, multiplied by the corresponding number of underlying shares.

(2) A total of 707,000 of these options were issued in exchange for the capital stock of Xechem, Inc., a wholly owned subsidiary of the Company, in the reorganization of the Company. These options are exercisable upon the Company attaining specific financial goals.

                                   ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Grant Thornton LLP ("Grant Thornton"), certified public accountants, as the Corporation's independent auditors for 2001.

     Aggregate fees billed to the Corporation by Grant Thornton for professional services rendered for the year ended December 31, 2000 and for review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for that year approximated $51,275.

     A representative of Grant Thornton is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate shareholder questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Subject to obtaining necessary regulatory approvals in India, Dr. Pandey has transferred his interest in Xechem India to the Company for no consideration other than reimbursement of amounts (equal to approximately $5,000) Dr. Pandey advanced for organizational expenses. Dr. Pandey's brothers own the remaining equity in Xechem India, some or all of which the Company anticipates will be made available to other, unrelated, persons in India. Both of Dr. Pandey's brothers serve as directors of Xechem India. No compensation is paid to Dr. Pandey or his relatives for service as directors.

     Effective June 25, 1996, an entity wholly-owned by Dr. Pandey (the "Holding Company") became a member of Vineyard Productions, L.L.C. ("Vineyard"), which in June 1994 acquired the building in which the Company leases its offices. Prior to making such investment, Dr. Pandey informed the Board of Directors of the opportunity for such investment and the Board determined that the Company was not interested in such opportunity and approved Dr. Pandey making the investment. The Company's lease was entered into prior to that date (with a prior owner of the building) and has not been modified subsequent thereto. The Company paid Vineyard $143,847 in 1999 and $212,808 in 2000.

     In 1999, David Blech and Dr. Pandey agreed to amend those portions of a stockholder agreement as to which they are parties. Specifically, Mr. Blech and Dr. Pandey have amended this agreement to: (i) eliminate the prohibition against Dr. Pandey's sale of any shares of Company capital stock for five years except with Blech's consent; (ii) eliminate Mr. Blech's right to sell his pro rata portion(relative to the holdings of Dr. Pandey) of any proposed sale of shares by Dr. Pandey, and a reciprocal right in favor of Dr. Pandey to sell his pro rata portion of any shares sold by Mr. Blech; (iii) eliminate the requirement that Mr. Blech vote for Dr. Pandey as a director of the Company, and to use his best efforts to cause Dr. Pandey to remain Chairman President and Chief Executive Officer of the Company; and (iv) eliminate the requirement that the Company and its directors(subject to their fiduciary duties to the Company and the shareholders of the Company) to take such actions as Mr. Blech may request to elect his nominees to constitute a majority of the directors of the Company.

     Also during 1999, Mr. Blech, his wife and the trustee of the Edward A. Blech Trust granted to Dr. Pandey an irrevocable proxy to vote all of the shares under their control.

     During 2000, Jai Gupta granted to Dr. Pandey an irrevocable proxy to vote all of the shares of the Company's Common Stock under his control. Also during 2000, Dr. Pandey's brother converted notes payable of approximately $80,000 to 7,957,100 shares of the Company's Common Stock under the same terms as other inventors.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals for the 2001 Annual Meeting of Stockholders must be received by the Corporation at its executive office in New Brunswick, New Jersey, on or prior to January 29, 2002 for inclusion in the Corporation's proxy statement for that meeting. Any stockholder proposal must also meet the other requirements for stockholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to stockholder proposals.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                        Xechem International, Inc.
                                        By the Order of the Board of Directors

                                        Ramesh C. Pandey, Ph.D.
                                        President and Chief Executive Officer

New Brunswick, New Jersey
May 29, 2001


     A COPY OF THE XECHEM INTERNATIONAL, INC. 2000 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION WILL BE SUPPLIED TO STOCKHOLDERS WITHOUT CHARGE. REQUESTS FOR THE REPORT SHOULD BE DIRECTED TO:

                  Xechem International, Inc.
                  100 Jersey Avenue, Building B, Suite 310
                  New Brunswick, New Jersey  08901-3279

================================================================================

                  YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF
                PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF
                  FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY
                 MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY
                            IN THE ENCLOSED ENVELOPE.

================================================================================

                           XECHEM INTERNATIONAL, INC.
                    100 JERSEY AVENUE, BUILDING B, SUITE 310
                         NEW BRUNSWICK, NEW JERSEY 08901


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Dr. Ramesh C. Pandey and Stephen Burg, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Common Stock and Class A Preferred Stock of Xechem International, Inc. (the "Corporation") held of record by the undersigned on May 21, 2001, at the Annual Meeting of Stockholders when convened on July 9, 2001, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                         CONTINUED ON THE REVERSE SIDE.

   PLEASE MARK YOUR
X  VOTES AS IN THIS
   EXAMPLE.

                   FOR      WITHHELD    PROPOSAL to elect two  Directors to hold
1. Election of      o           o       office until the next Annual Meet ing of
   Directors                            Stockholders,  or  otherwise as provided
                                        in  the  Corporation's   Certificate  of
                                        Incorporation (check one box):
                                        NOMINEES:    Dr. Ramesh C. Pandey
                                                     Stephen Burg


For, except vote withheld from the following nominee(s):


------------------------------------------------


                   FOR      AGAINST    ABSTAIN
2. Other            o          o          o
   Business
                                        In their  discretion,  the  Proxies  are
                                        authorized   to   transact   any   other
                                        business as may properly come before the Meeting, or any adjournment thereof.

                                        PLEASE  PROMPTLY  MARK,  DATE,  SIGN AND
                                        RETURN  THIS  CARD  USING  THE  ENCLOSED
                                        ENVELOPE.  PLEASE  CONTACT DR. RAMESH C.
                                        PANDEY  AT  (732)   247-3300   WITH  ANY
                                        QUESTIONS REGARDING THE ABOVE.



SIGNATURE(S)________________________________________________ DATE_______________

NOTE: Sign exactly as name appears above. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.

                           XECHEM INTERNATIONAL, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

     The audit committee shall be composed of board members who are independent of the management of Xechem International, Inc. (the "Company") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. Such members of the audit committee shall be able to read and understand fundamental financial statements or will become able to do so in a reasonable period of time after the appointment to the audit committee. At least one member of the audit committee shall have past employment experience in finance or requisite professional certificate in accounting or other comparable experience or background.

STATEMENT OF POLICY

     Senior operating management of the Company, as overseen by the board of directors, is responsible for the Company's internal controls. The audit committee shall assist the Company's board members in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations and compliance with applicable laws and regulations. In so doing, the audit committee shall be responsible for maintaining open communication among board members, the independent auditors and the management of the Company.

RESPONSIBILITIES

     In carrying out its responsibility, the audit committee will:

     o Review and recommend to the board the independent auditors to be selected to audit the financial statements of the Company. In addition, the committee will review the auditors' fees to determine whether they are appropriate for the services they render.

     o Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be performed.

     o Meet with the independent auditors and management of the Company at the conclusion of the audit to review the results of the audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.

     o Confirm and assure the independence of the independent auditors and review any management consulting services provided by the independent auditors and the related fees.

     o Review with the independent auditors and with the financial and accounting personnel the adequacy and effectiveness of the Company's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable.

     o Review legal and regulatory matters that may have a material effect on the financial statements.

     o    Inquire  of  management  and  the   independent   auditors   regarding
          significant risks or exposures and assess the steps management has taken to minimize such risks and exposures to the Company.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors.

     o Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles and disclosure practices management employs for new transactions or events.

     o Provide sufficient opportunity at all meetings of the audit committee for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial personnel and the cooperation which the independent auditors received during the course of the audit.

     o Consider whether audit committee members are provided with appropriate background information and training and, when necessary, seek such information and training from management or the independent auditors.

     o Submit the minutes of all meetings of the audit committee to the board.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     o Review the Company's proxy statement disclosure concerning the report of the audit committee and the independence of the members of the audit committee, include the audit committee charter as an exhibit to the Company's proxy statement at least once every three years, review and reassess the adequacy of the audit committee charter on an annual basis and recommend any changes to the audit committee charter to the board.

     o Verify that the Company's auditors have reviewed the Company's financial information prior to filing the Company's Form 10-Q Reports.